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                                                                    EXHIBIT 10.4


                                                                  EXECUTION COPY

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                            ADMINISTRATION AGREEMENT

                                  by and among

                            WILMINGTON TRUST COMPANY,
         not in its individual capacity but solely as Owner Trustee for
                      Capital One Auto Finance Trust 2001-A

                                    as Issuer


                         CAPITAL ONE AUTO FINANCE, INC.

                                as Administrator

                                       and

                 WELLS FARGO BANK MINNESOTA NATIONAL ASSOCIATION


                              as Indenture Trustee

                            Dated as of July 26, 2001






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                                TABLE OF CONTENTS

                                                                                              Page
Section 1.        Definitions and Usage..........................................................1

Section 2.        Duties of the Administrator....................................................2

Section 3.        Records........................................................................9

Section 4.        Compensation...................................................................9

Section 5.        Additional Information To Be Furnished to the Issuer...........................9

Section 6.        Independence of the Administrator..............................................9

Section 7.        No Joint Venture..............................................................10

Section 8.        Other Activities of Administrator.............................................10

Section 9.        Term of Agreement; Resignation and Removal of Administrator...................10

Section 10.       Action upon Termination, Resignation or Removal...............................11

Section 11.       Notices.......................................................................11

Section 12.       Amendments....................................................................12

Section 13.       Successors and Assigns........................................................13

Section 14.       Governing Law.................................................................13

Section 15.       Headings......................................................................13

Section 16.       Counterparts..................................................................14

Section 17.       Severability..................................................................14

Section 18.       Not Applicable to Capital One Auto Finance in Other Capacities................14

Section 19.       Limitation of Liability of Owner Trustee and Indenture Trustee................14

Section 20.       Third-Party Beneficiary.......................................................14

Section 21.       Nonpetition Covenants.........................................................14


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                            ADMINISTRATION AGREEMENT


         This ADMINISTRATION AGREEMENT, dated as of July 26, 2001 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), is by and among WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee for Capital One Auto Finance Trust 2001-A, a Delaware common law trust (the "Owner Trustee"), CAPITAL ONE AUTO FINANCE, INC., a Texas corporation, as administrator (the "Administrator"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee").

         WHEREAS, the Owner Trustee is issuing the Notes pursuant to the Indenture and the Certificates pursuant to the Trust Agreement and has entered into certain agreements in connection therewith, including (i) the Contribution Agreement, (ii) the Note Depository Agreement, (iii) the Indenture, (iv) the Servicing Agreement and (v) the Insurance Agreement (the Contribution Agreement, the Note Depository Agreement, the Indenture, the Servicing Agreement, the Insurance Agreement and the Administration Agreement being referred to hereinafter collectively as the "Related Agreements");

         WHEREAS, the Owner Trustee desires to have the Administrator perform certain duties of the Owner Trustee and the Owner Trustee under the Related Agreements and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Owner Trustee and the Owner Trustee may from time to time request; and

         WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Owner Trustee and the Owner Trustee on the terms set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Definitions and Usage.

         (a) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Indenture.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires:


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(i) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (ii) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (iii) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (iv) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (v) the term "including" means "including without limitation"; (vi) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (vii) references to any Person include that Person's successors and assigns; and (viii) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 2. Duties of the Administrator.

         (a) Duties with Respect to the Indenture and the Note Depository Agreement.

             (i) The Administrator agrees to perform all of its duties as Administrator and the duties of the Owner Trustee under the Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Owner Trustee under the Indenture and the Note Depository Agreement.

             (ii) The Administrator shall monitor the performance of the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Owner Trustee's duties under the Indenture and the Note Depository Agreement.

             (iii) The Administrator shall prepare for execution by the Owner Trustee, or shall cause the preparation by appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that shall be the duty of the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement.

             (iv) In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):



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                  (A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.07);

                  (B) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.05);

                  (C) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of property from the lien of the Indenture (Section 2.18);

                  (D) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.13);

                  (E) the duty to cause newly appointed Note Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                  (F) the direction to the Indenture Trustee to deposit monies with Note Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                  (G) the obtaining and preservation of the Owner Trustee's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Trust Property and each other instrument or agreement included in the Trust Estate (Section 3.12(a));

                  (H) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

                  (I) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.07);

                  (J) the identification to the Indenture Trustee in an Officer's Certificate of any Person with whom the Owner Trustee has contracted to perform its duties under the Indenture (Section 3.01(b));



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                  (K) the notification of the Indenture Trustee and the Rating
         Agencies of an Event of Servicing Default under the Servicing Agreement and, if such Event of Servicing Termination arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement with respect to the Receivables, the taking of all reasonable steps available to remedy such failure (Section 4.01(c));

                  (L) the preparation and obtaining of documents and instruments required for the transfer by the Owner Trustee of its properties or assets (Section 3.10(b)(ii));

                  (M) the duty to cause the Servicer to comply with Sections 2.09, 2.10, 2.11, 2.21 and 3.02 of the Servicing Agreement (Section 3.01(g));

                  (N) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each Event of Servicing Default by the Servicer or the Seller under the Servicing Agreement (Section 7.02);

                  (O) the monitoring of the Owner Trustee's obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinions of Counsel and the Independent Certificate relating thereto (Section 3.01);

                  (P) the monitoring of the Owner Trustee's obligations as to the satisfaction, discharge and defeasance of the Notes and the preparation of an Officer's Certificate and the obtaining of an opinion of a nationally recognized firm of independent certified public accountants, a written confirmation thereof and the Opinions of Counsel relating thereto (Section 3.01);

                  (Q) the preparation and delivery of an Officer's Certificate to the Indenture Trustee after the occurrence of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(c) of the Indenture, its status and what action the Owner Trustee is taking or proposes to take with respect thereto (Section 9.01);

                  (R) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate at one or more public or private sales called and conducted in any manner permitted by law if an Event of Default shall have occurred and be continuing (Section 9.04);

                  (S) the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 7.10);



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                  (T) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections
         7.10 and 7.13);

                  (U) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 12.01);

                  (V) the preparation and, after execution by the Owner Trustee, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 12.03);

                  (W) the preparation and delivery of Owner Trustee Orders, Officer's Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment, to the extent permitted, of funds in such accounts (Sections 5.01, 5.04, 5.05, 5.06, 5.08 and 5.10);

                  (X) the preparation of an Owner Trustee Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Section 5.14);

                  (Y) the preparation of Owner Trustee Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 10.01, 10.02, 10.03 and 10.04);

                  (Z) the execution and delivery of new Notes conforming to any supplemental indenture (Section 10.06);

                  (AA) directing the Owner Trustee to redeem the Notes (Section 6.02);

                  (BB) the notification of Noteholders of redemption of the Notes or duty to cause the Indenture Trustee to provide such notification (Section 6.03);

                  (CC) the preparation and delivery of all Officer's Certificates and the obtaining of Opinions of Counsel and Independent Certificates with respect to any requests by



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         the Owner Trustee to the Indenture Trustee to take any action under the
         Indenture (Section 13.01(a));

                  (DD) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 13.01(b));

                  (EE) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 13.04 of the Indenture (Section 13.04);

                  (FF) the recording of the Indenture, if applicable (Section 13.16), and

                  (GG) all other duties of the Owner Trustee under the Indenture.

             (v) Payment of Fees and Indemnification by the Administrator.

             The Administrator will:

                  (A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) pursuant to the terms of the Indenture Trustee Fee Letter dated July 26, 2001;

                  (B) The Administrator agrees to pay to each agent of the Indenture Trustee from time to time reasonable compensation for its services as agreed upon between such agent and the Administrator.

                  (C) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of such agents and counsel as Indenture Trustee may employee in connection with the exercise and performance of its rights and its duties under the Indenture), except any such expense, disbursement or advance as may be attributable to its gross negligence;

                  (D) indemnify the Indenture Trustee (individually and in its capacity as such) and its successors, assigns, directors, officers, employees and agents against any and all loss, liability or expense (including attorneys' fees and expenses) incurred by it in connection with the acceptance or the administration of the trust created under the Indenture and the performance



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         of its duties thereunder; provided, however, that the Administrator shall not be liable for or required to indemnify Indenture Trustee from and against any of the foregoing expenses arising or resulting from Indenture Trustee's own gross negligence or to the extent arising from the breach by Indenture Trustee of any of its representations and warranties and covenants set forth in the Indenture;

                  (E) pay to Owner Trustee from time to time reasonable compensation for all services rendered by Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) pursuant to the terms of the Owner Trustee Fee Letter dated July 26, 2001;

                  (F) except as otherwise expressly provided for in the Trust Agreement, reimburse Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as Owner Trustee may employee in connection with the exercise and performance of its rights and its duties under the Trust Agreement), except any such expense may be attributable to its willful misconduct, negligence or bad faith.

                  (G) indemnify Owner Trustee (individually and in its capacity as such) and its successors, assigns, directors, officers, employees and agents from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against Owner Trustee or any Indemnified Party in any way relating to or arising out of the Trust Agreement, the Transaction Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of Owner Trustee under the Trust Agreement, provided, however, that the Administrator shall not be liable for or required to indemnify Owner Trustee from and against any of the foregoing expenses arising or resulting from any of the matters described in the third sentence of Section 7.1 of the Trust Agreement.

         Indemnification under this subsection shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement or any other Transaction Document. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to this Section, such Person (the "Indemnified Person") shall promptly notify Administrator in writing, and Administrator, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others Administrator designates in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. Administrator shall not be liable for any settlement of any claim or proceeding effected without



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         its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Administrator agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Administrator shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding. If Administrator shall have made any indemnity payments pursuant to this subsection and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to Administrator, without interest.

         (b) Additional Duties. (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Owner Trustee or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Owner Trustee or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Owner Trustee or the Owner Trustee to take pursuant to the Related Agreements and shall monitor the performance of the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Owner Trustee duties under the Related Agreements. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator:

             (i) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Owner Trustee's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.2(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

             (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Trust or the Owner Trustee set forth in Sections 5.5(a), (b), (c), (d) and (e), 5.6(a) and 9.1 of the Trust Agreement and Sections 2.04(b), 2.07, 3.01(c) and 5.04 of the Servicing Agreement, with respect to, among other things, accounting and reports to Certificateholders.



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             (iii) The Administrator will provide prior to November 15, 2001, a certificate of an Authorized Officer in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Administrator shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

             (iv) The Administrator shall perform the duties of the Administrator specified in Section 10.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator pursuant to the Trust Agreement.

             (v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Owner Trustee and shall be, in the Administrator's opinion, no less favorable to the Owner Trustee than would be available from unaffiliated parties.

         (c) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A) the amendment of or any supplement to the Indenture;

                  (B) the initiation of any claim or lawsuit by the Owner Trustee and the compromise of any action, claim or lawsuit brought by or against the Owner Trustee (other than in connection with the collection of the Receivables or Permitted Investments);

                  (C) the amendment, change or modification of the Related Agreements;

                  (D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

                  (E) the removal of the Indenture Trustee.



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             (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 9.04 of the Indenture or (z) take any other action that the Owner Trustee directs the Administrator not to take on its behalf.

         Section 3. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Owner Trustee and the Seller at any time during normal business hours.

         Section 4. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to $2,500 annually which shall be solely an obligation of the Servicer.

         Section 5. Additional Information To Be Furnished to the Owner Trustee. The Administrator shall furnish to the Owner Trustee from time to time such additional information regarding the Collateral as the Owner Trustee shall reasonably request.

         Section 6. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Owner Trustee, the Owner Trustee or the Indenture Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Owner Trustee, the Administrator shall have no authority to act for or represent the Owner Trustee or the Owner Trustee (and, regardless of whether authorized by the Owner Trustee, the Administrator shall have no such authority at all with respect to the Indenture Trustee) in any way and shall not otherwise be deemed an agent of the Owner Trustee, the Owner Trustee or the Indenture Trustee.

         Section 7. No Joint Venture. Nothing contained in this Agreement shall constitute the Administrator and either of the Owner Trustee or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, shall be construed to impose any liability as such on any of them or shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         Section 8. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Owner Trustee, the Owner Trustee or the Indenture Trustee.



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         Section 9. Term of Agreement; Resignation and Removal of Administrator.

         (a) This Agreement shall continue in force until the dissolution of the Owner Trustee, upon which event this Agreement shall automatically terminate.

         (b) Subject to Sections 9(e) and 9(f), the Administrator may resign its duties hereunder by providing the Owner Trustee with at least sixty (60) days' prior written notice.

         (c) Subject to Sections 9(e) and 9(f), the Owner Trustee may remove the Administrator without cause by providing the Administrator with at least sixty
(60) days' prior written notice.

         (d) Subject to Sections 9(e) and 9(f), at the sole option of the Owner Trustee, the Administrator may be removed immediately upon written notice of termination from the Owner Trustee to the Administrator if any of the following events shall occur:

             (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten (10) days (or, if such default cannot be cured in such time, shall not give within ten (10) days such assurance of cure as shall be reasonably satisfactory to the Owner Trustee);

             (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty (60) days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

             (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

         The Administrator agrees that if any of the events specified in clauses
(ii) or (iii) of this Section 9(d) shall occur, it shall give written notice thereof to the Owner Trustee and the Owner Trustee within seven (7) days after the happening of such event.



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         (e) No resignation or removal of the Administrator pursuant to this
Section 9 shall be effective until (1) a successor Administrator shall have been appointed by the Owner Trustee and (2) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

         (f) The appointment of any successor Administrator shall be effective only after approval by the Rating Agencies with respect to the proposed appointment.

         (g) Subject to Sections 9(e) and 9(f), the Administrator acknowledges that upon the appointment of a successor Servicer pursuant to the Servicing Agreement, the Administrator shall immediately resign and such successor Servicer shall automatically become the Administrator under this Agreement.

         Section 10. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Owner Trustee all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Owner Trustee and the Indenture Trustee and take all reasonable steps requested to assist the Owner Trustee in making an orderly transfer of the duties of the Administrator.

         Section 11. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

         (a) if to the Owner Trustee or the Owner Trustee, to:

                  Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention:  Don MacKelcan
                  Telephone:  (302) 651-1119
                  Facsimile:  (302) 651-1576

                  With a copy to:

                  Mayer, Brown & Platt
                  190 S. LaSalle Street
                  Chicago, IL  60603
                  Attention:  Stuart M. Litwin
                  Telephone:  (312) 782-0600
                  Facsimile:  (312) 701-7711

         (b) if to the Administrator, to:

                  Capital One Auto Finance, Inc.
                  8000 Jones Branch Drive
                  McLean, Virginia 22102
                  Attention:  Director of Securitization
                  Telephone: (703) 875-1305
                  Facsimile:  (703) 875-1389

         (c) If to the Indenture Trustee, to:

                  Wells Fargo Bank Minnesota, National Association 6th Street and Marquette Avenue
                  Minneapolis, Minnesota 55479
                  Attention: Corporate Trust Services -
                             Asset Backed Administration
                  Telephone: (612) 667-8058
                  Facsimile:  (612) 667-3539

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         Section 12. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Owner Trustee, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided that, unless the Rating Agency Condition shall have been satisfied, such amendment will not, materially and adversely affect the interest of any Noteholder or Certificateholder. This Agreement may also be amended by the Owner Trustee, the Administrator and the Indenture Trustee for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholders; provided, however, that no such amendment may increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or Certificateholders without the consent of the Noteholders of all the Notes Outstanding and Certificateholders of Certificates evidencing all the Certificate Balance. Notwithstanding the foregoing, the Administrator may not amend this Agreement without the consent of the Seller, which permission shall not be unreasonably withheld.

         Section 13. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Owner Trustee, the Owner Trustee and the Indenture Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Owner Trustee, the Owner Trustee or the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Owner Trustee, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         Section 14. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 15. Headings. The Section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         Section 16. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

         Section 17. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 18. Not Applicable to Capital One Auto Finance, Inc. in Other Capacities. Nothing in this Agreement shall affect any right or obligation Capital One Auto Finance, Inc. may have in any other capacity.

         Section 19. Limitation of Liability of Owner Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Wilmington Trust Company not in its individual capacity but solely in the capacity as Owner Trustee of the Owner Trustee and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Owner Trustee hereunder, as to all of which recourse shall be had solely to the assets of the Owner Trustee. For all purposes of this Agreement, in the performance of any duties or obligations of the Owner Trustee hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wells Fargo Bank Minnesota, National Association not in its individual capacity but solely as Indenture Trustee and in no event shall Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Owner Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Owner Trustee. For all purposes of this Agreement, in the performance of any duties or obligations of the Owner Trustee hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

         Section 20. Third-Party Beneficiary. The Owner Trustee and the Indenture Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto.

         Section 21. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Seller, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Owner Trustee, acquiesce, petition join in, encourage or otherwise invoke or cause the Owner Trustee to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Owner Trustee under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Owner Trustee or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Owner Trustee.

         (b) Notwithstanding any prior termination of this Agreement, the Owner Trustee, the Administrator, the Owner Trustee and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition join in, encourage or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Seller.

         Section 22. Limitation of Liability. It is expressly understood and agreed by and between the parties hereto (i) that this Agreement is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement dated as of July 26, 2001 with Capital One Auto Receivables, LLC (the "Trust Agreement") in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on the trust estate created pursuant to the Trust Agreement, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Owner Trustee either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                             WILMINGTON TRUST COMPANY, not in
                                             its individual capacity but solely
                                             as Owner Trustee of Capital One
                                             Auto Finance Trust 2001-A



                                             By: /s/ DONALD G. MACKELCAN
                                                 -------------------------------
                                                Name: Donald G. MacKelcan
                                                Title: Vice President

                                             WELLS FARGO BANK MINNESOTA,
                                             NATIONAL ASSOCIATION not in its
                                             individual capacity but solely as
                                             Indenture Trustee



                                             By: /s/ TIMOTHY MATYI
                                                --------------------------------
                                                Name:  Timothy Matyi
                                                Title: Assistant Vice President

                                             CAPITAL ONE AUTO FINANCE, INC., as
                                             Administrator




                                             By: /s/ JEFFERY ELSWICK
                                                --------------------------------
                                                Name:  Jeffery Elswick
                                                Title: Manager Of Securitization